[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) INVESTORS
                TRUST SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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


MFS(R) INVESTORS TRUST SERIES
A Series of MFS(R) Variable Insurance Trust (SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Mitchell D. Dynan*                                       business day from 9 a.m. to 5 p.m. Eastern time.
John D. Laupheimer, Jr.*                                 (To use this service, your phone must be equipped
Liehar Moy*                                              with a Telecommunications Device for the Deaf).
Brooks Taylor*
                                                         For share prices, account balances, exchanges or
CUSTODIAN                                                stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, the series' Initial Class shares provided a total return of -12.16%, and Service Class shares returned -12.27%, including the reinvestment of any distributions. These returns compare to a -13.16% return during the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

MFS(R) Investors Trust Series is a diversified, core equity portfolio. Our objective is to outperform the U.S. equity market over the long term with less volatility. To accomplish this, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices, based on MFS Original Research(R). We attempt to manage risk from two perspectives: our bottom-up, fundamental research process focuses on risks as well as opportunities on a stock-by-stock basis; and on a top-down basis, we maintain a well diversified portfolio with below-market risk (beta) and above-market yield.

During a period when concerns about the level and quality of earnings weighed on the market, a number of our higher-quality, cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth) as well as consumer staples stocks (household products, food & beverages) were among the strongest contributors to performance. Within the more cyclically sensitive groups, Viacom, Gannett, and New York Times all responded favorably to early signs of a recovery in advertising spending, after a sharp pull back last fall (following the September 11 tragedy). Within the materials sector, we added a position in 3M Company, which aided performance as the stock responded positively to new management and significant restructuring initiatives. Also within the materials sector, industry consolidation has supported higher prices and increasing returns on invested capital for industrial gas companies Praxair and Air Products, helping their stock prices over the period. We also added a position in International Paper, which benefited from strong cost control, improving margins, and a strong balance sheet.

The consumer staples holdings generally benefited from visible, stable top-line growth and improving margins (driven by restructuring and to a lesser extent by a weaker U.S. dollar), as well as from reasonable valuations. A stock's valuation is its price relative to earnings, sales and other fundamental factors. Our holdings in Procter & Gamble, Gillette, Kimberly-Clark, Anheuser-Busch, and PepsiCo all contributed to returns.

While a number of our retail holdings performed well (Wal-Mart, Target, Sears, Lowe's, and Family Dollar), these benefits were more than offset by disappointments from our supermarket holdings (Safeway, Kroger) and CVS. We did add a position in Walgreen, which benefited from some of the missteps at CVS and helped to offset some of the impact of CVS.

Performance within our industrial goods stocks was also divergent. Strong performance from defense-related stocks (Northrop Grumman, General Dynamics and Lockheed Martin) and machinery/tool stocks (Deere, Ingersoll Rand, Danaher, and Caterpillar) was offset by downturns in United Technologies and General Electric, due in part to a downturn in their commercial aerospace businesses. We significantly reduced our exposure to commercial aerospace during the latter half of 2001 with the sale of Boeing and United Technologies. Tyco also hurt our performance in this sector, as the stock declined due to concerns about near-term liquidity, its longer-term growth rate, and overall accounting transparency. We reduced our position in Tyco significantly during the year, but have maintained a modest position. We believe risks remain, and therefore our position is small. However, with the sale of its CIT financing business, much of the near-term liquidity concern has been reduced, and we feel the remaining Tyco business are real and appear to represent value.

We also took advantage of volatility in the Technology sector to raise our weighting (actually, reduce our underweighting). We increased our Cisco weighting notably. While sales growth has been hurt significantly due to the downturn in enterprise and telecommunications spending, we believe valuation appeared reasonable and the company has done a good job in reducing expenses to support margins during the downturn, ultimately positioning the company well for a stabilization/recovery in technology spending. We also added positions selectively in semiconductor and software companies over the period.

The performance of pharmaceutical stock has suffered this year due to concerns about weak new product pipelines and a slower, more cautious FDA. Our overall Healthcare position performed relatively well over the past year, due to our overweighting of hospital management and managed care stocks. While we reduced our exposure during the year to pharmaceutical issues due to these near-term concerns, valuations have come down sharply and may represent opportunity as we look out toward the coming year.

Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative growth investing.

    Respectfully,

/s/ Mitchell D. Dynan                            /s/ John D. Laupheimer, Jr.

    Mitchell D. Dynan                                John D. Laupheimer, Jr.
    Portfolio Manager                                Portfolio Manager

/s/ Liehar Moy                                   /s/ Brooks Taylor

    Liehar Moy                                       Brooks Taylor
    Portfolio Manager                                Portfolio Manager

Note to Shareholders: Effective July 2002, the series is managed by John D. Laupheimer and Brooks Taylor.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Mitchell D. Dynan, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income portfolios of our mutual funds, variable annuities, and offshore investment products. He joined MFS in 1986 as a research analyst and was named Assistant Vice President in 1987, Vice President in 1988, portfolio manager in 1995, and Senior Vice President in 1999. From 1983 to 1986, Mitch worked as a securities analyst on Wall Street. He started his career as a bank lending officer in 1979. A graduate of Tufts University, he is a member of The Boston Security Analysts Society, Inc. He holds the Chartered Financial Analyst (CFA) designation.

John D. Laupheimer, Jr., CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987 and Senior Vice President in 1995. He served as Director of Equity Research from 1999 to 2001. John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

Liehar Moy is Vice President of MFS Investment Management(R) (MFS(R)). She is a portfolio manager of the growth and income portfolios of our mutual funds and offshore investment products. Liehar joined MFS in 1993 and was named an Assistant Vice President in 1994, Vice President in 1996, and portfolio manager in 2001. She is a graduate of Columbia University and the Amos Tuck School of Business at Dartmouth College.

Brooks Taylor is Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income and core portfolios of our mutual funds, variable annuities, and institutional accounts. Brooks joined MFS in 1996. Prior to MFS, he was an analyst with Lodestar Group, a subsidiary of Societe Generale. He has also held positions as an analyst with Fidelity Management and Research Company and Salomon Brothers. He was named Vice President of MFS in 1998. Brooks earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Arts degree in economics from Yale University.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. Prior to May 1, 2001, the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $500.2 million as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                                                             6 Months          1 Year         3 Years        5 Years          Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       -12.16%         -17.69%         -25.69%         +5.86%        +65.72%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --           -17.69%         - 9.42%         +1.15%        + 7.80%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                             6 Months          1 Year         3 Years        5 Years          Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       -12.27%         -17.85%         -26.02%         +5.39%        +64.98%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                      --           -17.85%         - 9.56%         +1.05%        + 7.73%
-----------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the funds' investment operations, October 9, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 94.8%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                   VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.6%
  Aerospace - 0.8%
    General Dynamics Corp.                                                3,028            $    322,028
    Lockheed Martin Corp.                                                 8,800                 611,600
    Northrop Grumman Corp.                                               23,940               2,992,500
                                                                                           ------------
                                                                                           $  3,926,128
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Nike, Inc., "B"                                                      33,800            $  1,813,370
-------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                                25,850            $  1,325,330
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.7%
    Bank America Corp.                                                  122,280            $  8,603,621
    Bank of New York Co., Inc.                                           39,600               1,336,500
    Capital One Financial Corp.                                          47,220               2,882,781
    Comerica, Inc.                                                       49,400               3,033,160
    FleetBoston Financial Corp.                                         124,260               4,019,811
    SunTrust Banks, Inc.                                                 10,470                 709,028
    U.S. Bancorp                                                         59,010               1,377,884
    Wachovia Corp.                                                       18,800                 717,784
    Wells Fargo Co.                                                     112,697               5,641,612
                                                                                           ------------
                                                                                           $ 28,322,181
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Abbott Laboratories, Inc.                                            90,790            $  3,418,243
    Pharmacia Corp.                                                      32,980               1,235,101
                                                                                           ------------
                                                                                           $  4,653,344
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.3%
    Hewlett-Packard Co.                                                 137,548            $  2,101,733
    International Business Machines Corp.                               124,450               8,960,400
    Sun Microsystems, Inc.*                                              47,570                 238,326
                                                                                           ------------
                                                                                           $ 11,300,459
-------------------------------------------------------------------------------------------------------
  Business Services - 1.7%
    Automatic Data Processing, Inc.                                      52,150            $  2,271,132
    Concord EFS, Inc.*                                                   33,890               1,021,445
    First Data Corp.                                                    139,280               5,181,216
                                                                                           ------------
                                                                                           $  8,473,793
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.3%
    Motorola, Inc.                                                      112,710            $  1,625,278
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.3%
    Air Products & Chemicals, Inc.                                       42,800            $  2,160,116
    E.I. du Pont de Nemours & Co.                                        14,049                 623,775
    Praxair, Inc.                                                        63,440               3,614,177
    Rohm & Haas Co.                                                       8,430                 341,331
                                                                                           ------------
                                                                                           $  6,739,399
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Dell Computer Corp.*                                                101,110            $  2,643,015
    Lexmark International, Inc.*                                         10,110                 549,984
                                                                                           ------------
                                                                                           $  3,192,999
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.9%
    Oracle Corp.*                                                       458,194            $  4,339,097
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.7%
    Microsoft Corp.*                                                    243,014            $ 13,292,866
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    VERITAS Software Corp.*                                              80,930            $  1,601,605
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Adobe Systems, Inc.                                                  42,840            $  1,220,940
    EMC Corp.*                                                           30,030                 226,727
    Peoplesoft, Inc.*                                                    58,330                 867,950
    Rational Software Corp.*                                             28,000                 229,880
    Siebel Systems, Inc.*                                                27,270                 387,779
                                                                                           ------------
                                                                                           $  2,933,276
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.5%
    General Electric Co.                                                393,593            $ 11,433,877
    Tyco International Ltd.                                              82,354               1,112,602
                                                                                           ------------
                                                                                           $ 12,546,479
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.5%
    Avery Dennison Corp.                                                 14,200            $    891,050
    Avon Products, Inc.                                                   7,800                 407,472
    Black & Decker Corp.                                                 10,700                 515,740
    Estee Lauder Cos., "A"                                               28,100                 989,120
    Gillette Co.                                                        115,414               3,909,072
    Kimberly-Clark Corp.                                                 19,440               1,205,280
    Philip Morris Cos., Inc.                                            187,800               8,203,104
    Procter & Gamble Co.                                                 72,343               6,460,230
                                                                                           ------------
                                                                                           $ 22,581,068
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Molex Inc.                                                            9,400            $    315,182
-------------------------------------------------------------------------------------------------------
  Electronics - 2.6%
    Agilent Technologies, Inc.*                                          31,600            $    747,340
    Analog Devices, Inc.*                                               122,180               3,628,746
    Intel Corp.                                                          78,570               1,435,474
    Lam Research Corp.*                                                  13,400                 240,932
    Linear Technology Corp.                                              42,830               1,346,147
    Maxim Integrated Products, Inc.*                                     27,800               1,065,574
    Novellus Systems, Inc.*                                              48,300               1,642,200
    Teradyne, Inc.*                                                      14,300                 336,050
    Texas Instruments, Inc.                                             102,760               2,435,412
                                                                                           ------------
                                                                                           $ 12,877,875
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    AOL Time Warner, Inc.*                                              137,890            $  2,028,362
    Clear Channel Communications, Inc.*                                  65,440               2,095,389
    Fox Entertainment Group, Inc.*                                       15,700                 341,475
    Univision Communications, Inc., "A"*                                  9,900                 310,860
    Viacom, Inc., "B"*                                                  275,231              12,211,999
    Walt Disney Co.                                                      89,900               1,699,110
                                                                                           ------------
                                                                                           $ 18,687,195
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.8%
    American Express Co.                                                 60,800            $  2,208,256
    Charter One Financial, Inc.                                          10,100                 347,238
    Citigroup, Inc.                                                     307,313              11,908,379
    Fannie Mae                                                           77,320               5,702,350
    Freddie Mac                                                         202,468              12,391,042
    Goldman Sachs Group, Inc.                                            47,960               3,517,866
    J. P. Morgan Chase & Co.                                             13,000                 440,960
    Merrill Lynch & Co., Inc.                                            97,060               3,930,930
    Morgan Stanley Dean Witter & Co.                                     38,130               1,642,640
    State Street Corp.                                                   38,154               1,705,484
                                                                                           ------------
                                                                                           $ 43,795,145
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                                               95,220            $  2,992,765
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.8%
    Anheuser-Busch Cos., Inc.                                            93,050            $  4,652,500
    Coca-Cola Co.                                                        15,912                 891,072
    Kellogg Co.                                                          20,000                 717,200
    Kraft Foods Inc.                                                      7,100                 290,745
    PepsiCo, Inc.                                                       134,701               6,492,588
    Sysco Corp.                                                          33,810                 920,308
                                                                                           ------------
                                                                                           $ 13,964,413
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    International Paper Co.                                              89,990            $  3,921,764
-------------------------------------------------------------------------------------------------------
  Healthcare - 1.0%
    Caremark Rx, Inc.*                                                    7,000            $    115,500
    HCA, Inc.                                                           102,780               4,882,050
                                                                                           ------------
                                                                                           $  4,997,550
-------------------------------------------------------------------------------------------------------
  Insurance - 5.2%
    AFLAC, Inc.                                                          29,480            $    943,360
    Allstate Corp.                                                       28,400               1,050,232
    American International Group, Inc.                                  103,688               7,074,632
    Chubb Corp.                                                          36,100               2,555,880
    CIGNA Corp.                                                          19,088               1,859,553
    Hartford Financial Services Group, Inc.                              56,640               3,368,381
    Marsh & McLennan Cos., Inc.                                          10,800               1,043,280
    MetLife, Inc.                                                       101,270               2,916,576
    St. Paul Cos., Inc.                                                  77,930               3,033,036
    Travelers Property Casualty Corp.                                    75,500               1,336,350
    UnumProvident Corp.                                                  37,570                 956,156
                                                                                           ------------
                                                                                           $ 26,137,436
-------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Caterpillar, Inc.                                                    21,900            $  1,072,005
    Danaher Corp.                                                        30,210               2,004,433
    Deere & Co.                                                          39,950               1,913,605
    Ingersoll Rand Co.                                                   24,700               1,127,802
                                                                                           ------------
                                                                                           $  6,117,845
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    ITT Industries, Inc.                                                  9,700            $    684,820
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.7%
    Allergan, Inc.                                                       22,720            $  1,516,560
    Applera Corp. - Applied Biosystems Group                             10,930                 213,026
    Baxter International, Inc.                                           39,500               1,755,775
    Eli Lilly & Co.                                                      93,270               5,260,428
    Johnson & Johnson Co.                                                80,036               4,182,681
    Merck & Co., Inc.                                                    44,100               2,233,224
    Pfizer, Inc.                                                        500,682              17,523,870
    Stryker Corp.                                                        18,500                 989,935
                                                                                           ------------
                                                                                           $ 33,675,499
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.5%
    Cardinal Health, Inc.                                                37,290            $  2,289,979
    Healthsouth Corp.*                                                   71,900                 919,601
    Medtronic, Inc.                                                      54,600               2,339,610
    UnitedHealth Group, Inc.                                             23,420               2,144,101
                                                                                           ------------
                                                                                           $  7,693,291
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                                         136,790            $  4,534,589
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Baker Hughes, Inc.                                                   68,690            $  2,286,690
    Global Santa Fe Corp.                                                63,900               1,747,665
    Schlumberger Ltd.                                                    42,900               1,994,850
                                                                                           ------------
                                                                                           $  6,029,205
-------------------------------------------------------------------------------------------------------
  Oils - 3.8%
    Anadarko Petroleum Corp.                                             34,160            $  1,684,088
    Apache Corp.                                                         10,450                 600,666
    Chevron Texaco Corp.                                                 15,210               1,346,085
    Devon Energy Corp.                                                   12,150                 598,752
    ExxonMobil Corp.                                                    345,664              14,144,571
    Unocal Corp.                                                         11,900                 439,586
                                                                                           ------------
                                                                                           $ 18,813,748
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.9%
    Wyeth                                                               183,376            $  9,388,851
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                                    35,000            $  1,020,950
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                                               46,100            $  1,200,905
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.5%
    Gannett Co., Inc.                                                    73,749            $  5,597,549
    McGraw-Hill Cos., Inc.                                               23,360               1,394,592
    New York Times Co.                                                   92,220               4,749,330
    Tribune Co.                                                          18,200                 791,700
                                                                                           ------------
                                                                                           $ 12,533,171
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Cendant Corp.*                                                       20,400            $    323,952
-------------------------------------------------------------------------------------------------------
  Retail - 7.8%
    BJ's Wholesale Club, Inc.*                                           13,000            $    500,500
    Costco Wholesale Corp.*                                              31,800               1,228,116
    CVS Corp.                                                            24,700                 755,820
    Family Dollar Stores, Inc.                                           37,520               1,322,580
    Home Depot, Inc.                                                    106,830               3,923,866
    Lowe's Cos., Inc.                                                    73,920               3,355,968
    Sears, Roebuck & Co.                                                128,520               6,978,636
    Target Corp.                                                        135,890               5,177,409
    Wal-Mart Stores, Inc.                                               263,164              14,476,652
    Walgreen Co.                                                         32,800               1,267,064
                                                                                           ------------
                                                                                           $ 38,986,611
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.6%
    3M Co.                                                               47,190            $  5,804,370
    Illinois Tool Works, Inc.                                            31,100               2,124,130
                                                                                           ------------
                                                                                           $  7,928,500
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                         103,584            $  2,061,322
    Safeway, Inc.*                                                       73,290               2,139,335
                                                                                           ------------
                                                                                           $  4,200,657
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Alltel Corp.                                                         11,500            $    540,500
    AT&T Corp.                                                          115,720               1,238,204
    BellSouth Corp.                                                     172,650               5,438,475
    EchoStar Communications Corp.*                                       12,120                 224,947
    SBC Communications, Inc.                                            113,439               3,459,890
    Verizon Communications, Inc.                                        129,270               5,190,190
                                                                                           ------------
                                                                                           $ 16,092,206
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Comcast Corp., "A"*                                                  18,680            $    445,331
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless
    AT&T Wireless Services, Inc.*                                             1            $          6
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.8%
    Cisco Systems, Inc.*                                                636,822            $  8,883,667
-------------------------------------------------------------------------------------------------------
  Transportation - 1.2%
    Fedex Corp.*                                                         24,770            $  1,322,718
    Union Pacific Corp.                                                  30,000               1,898,400
    United Parcel Service, Inc.                                          47,180               2,913,365
                                                                                           ------------
                                                                                           $  6,134,483
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    Dominion Resources, Inc.                                             31,490            $  2,084,638
    Duke Energy Corp.                                                    18,500                 575,350
    Exelon Corp.                                                         47,835               2,501,770
    NiSource, Inc.                                                       44,750                 976,893
    PG&E Corp.*                                                          33,900                 606,471
                                                                                           ------------
                                                                                           $  6,745,122
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $447,789,406
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.2%
  Australia - 0.1%
    News Corp Ltd. (Media)*                                              71,330            $    388,599
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    Accenture Ltd. (Business Services)*                                  54,300            $  1,031,700
    Ace Ltd. (Insurance)                                                 18,300                 578,280
    XL Capital Ltd. (Insurance)                                          25,240               2,137,828
                                                                                           ------------
                                                                                           $  3,747,808
-------------------------------------------------------------------------------------------------------
  Canada - 1.2%
    Canadian National Railway Co. (Railroad)                             71,787            $  3,718,567
    Encana Corp. (Utilities - Gas)                                       48,000               1,468,800
    Encana Corp. (Utilities - Gas)                                       19,900                 612,126
                                                                                           ------------
                                                                                           $  5,799,493
-------------------------------------------------------------------------------------------------------
  Finland - 0.1%
    Nokia Corp., ADR (Telecommunications)                                26,810            $    388,209
-------------------------------------------------------------------------------------------------------
  France - 0.6%
    Aventis S.A. (Pharmaceuticals)                                       22,900            $  1,619,415
    Total Fina Elf S.A., "B" (Oils)                                       4,510                 730,768
    Total Fina S.A., ADR (Oils)                                           9,110                 736,999
                                                                                           ------------
                                                                                           $  3,087,182
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    STMicroelectronics N.V. (Electronics)                                29,800            $    725,034
    Unilever N.V., NY Shares (Consumer Products)                         19,900               1,289,520
                                                                                           ------------
                                                                                           $  2,014,554
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Syngenta AG (Chemicals)                                              37,362            $  2,241,169
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    BP Amoco PLC, ADR (Oils)                                             93,394            $  4,715,463
    Bt Group (Telecom - Wireline)                                        88,300                 339,203
    Diageo PLC (Food & Beverage Products)*                              209,200               2,717,065
    Glaxo Wellcome PLC, ADR (Medical and Health Products)                16,300                 703,182
                                                                                           ------------
                                                                                           $  8,474,913
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 26,141,927
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $511,343,788)                                               $473,931,333
-------------------------------------------------------------------------------------------------------

Preferred Stock
-------------------------------------------------------------------------------------------------------
U.S. Stocks
    TXU Corp. (Identified Cost, $112,363)                                 5,760            $    152,640
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.9%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 6/28/02, due 7/01/
      02, total to be received $24,371,960 (secured by
      various U.S. Treasury obligations), at Cost                      $ 24,368            $ 24,368,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $535,824,151)                                          $498,451,973

Other Assets, Less Liabilities - 0.3%                                                         1,707,757
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $500,159,730
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $535,824,151)            $498,451,973
  Cash                                                                      683
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         4,965,831
  Receivable for investments sold                                     2,041,382
  Receivable for series shares sold                                     523,102
  Dividends and interest receivable                                     620,099
  Other assets                                                            1,530
                                                                   ------------
      Total assets                                                 $506,604,600
                                                                   ============
Liabilities:
  Payable for investments purchased                                $    586,798
  Payable for series shares reacquired                                  766,180
  Collateral for securities loaned, at value                          4,965,831
  Payable to affiliates -
    Administrative fee                                                      717
    Management fee                                                       30,881
    Shareholder servicing agent fee                                       1,207
    Distribution fee                                                      1,122
  Accrued expenses and other liabilities                                 92,134
                                                                   ------------
      Total liabilities                                            $  6,444,870
                                                                   ------------
Net assets                                                         $500,159,730
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $635,122,326
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (37,366,356)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (99,002,219)
  Accumulated undistributed net investment income                     1,405,979
                                                                   ------------
      Total                                                        $500,159,730
                                                                   ============
Shares of beneficial interest outstanding                           33,422,948
                                                                    ==========

Initial Class of shares:
  Net asset value per share
    (net assets of $445,118,246 / 29,734,329 shares of
    beneficial interest outstanding)                                  $14.97
                                                                      ======

Service Class of shares:
  Net asset value per share
    (net assets of $55,041,484 / 3,688,619 shares of
    beneficial interest outstanding)                                  $14.92
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,545,663
    Interest                                                            297,970
    Foreign taxes withheld                                              (28,552)
                                                                   ------------
      Total investment income                                      $  3,815,081
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,011,749
    Trustees' compensation                                                7,489
    Shareholder servicing agent fee                                      94,115
    Distribution fee (Service Class)                                     55,972
    Administrative fee                                                   46,945
    Custodian fee                                                       125,214
    Printing                                                             45,967
    Postage                                                                  64
    Auditing fees                                                        16,689
    Legal fees                                                            1,139
    Miscellaneous                                                         7,469
                                                                   ------------
      Total expenses                                               $  2,412,812
    Fees paid indirectly                                                 (3,857)
                                                                   ------------
      Net expenses                                                 $  2,408,955
                                                                   ------------
        Net investment income                                      $  1,406,126
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(26,507,821)
    Foreign currency transactions                                        (8,261)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(26,516,082)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(43,809,322)
    Translation of assets and liabilities in foreign currencies           5,996
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(43,803,326)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(70,319,408)
                                                                   ------------
          Decrease in net assets from operations                   $(68,913,282)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                                 JUNE 30, 2002         DECEMBER 31, 2001
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  1,406,126                $  2,723,649
  Net realized loss on investments and foreign currency
    transactions                                                  (26,516,082)                (68,920,136)
  Net unrealized loss on investments and foreign currency
    translation                                                   (43,803,326)                (22,542,690)
                                                                 ------------                ------------
    Decrease in net assets from operations                       $(68,913,282)               $(88,739,177)
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                     $ (2,453,561)               $ (2,414,094)
  From net investment income (Service Class)                         (229,032)                    (71,344)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                                --                    (8,894,050)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                --                      (281,137)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                        --                    (3,496,579)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                        --                      (110,525)
                                                                 ------------                ------------
      Total distributions declared to shareholders               $ (2,682,593)               $(15,267,729)
                                                                 ------------                ------------
Net increase in net assets from series share transactions        $ 24,936,806                $149,536,951
                                                                 ------------                ------------
      Total increase (decrease) in net assets                    $(46,659,069)               $ 45,530,045
Net assets:
  At beginning of year                                            546,818,799                 501,288,754
                                                                 ------------                ------------
  At end of year (including accumulated undistributed net
    investment income of $1,405,979 and $2,682,446,
    respectively)                                                $500,159,730                $546,818,799
                                                                 ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                           SIX  MONTHS ENDED         ------------------------------------------------------------------------
                               JUNE 30, 2002               2001             2000             1999           1998         1997
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                        INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $17.12             $21.00           $21.31           $20.11         $16.44       $12.98
                                      ------             ------           ------           ------         ------       ------
Income from investment operations# -
  Net investment income(S)            $ 0.04             $ 0.10           $ 0.12           $ 0.12         $ 0.13       $ 0.16
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (2.11)             (3.40)           (0.16)            1.22           3.54         3.70
                                      ------             ------           ------           ------         ------       ------
    Total from investment
      operations                      $(2.07)            $(3.30)          $(0.04)          $ 1.34         $ 3.67       $ 3.86
                                      ------             ------           ------           ------         ------       ------
Less distributions declared to shareholders -
  From net investment income          $(0.08)            $(0.09)          $(0.10)          $(0.06)        $ --         $(0.07)
  From net realized gain on
    investments and foreign
    currency transactions               --                (0.35)           (0.17)           (0.08)          --          (0.29)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --                (0.14)            --               --             --          (0.04)
                                      ------             ------           ------           ------         ------       ------
                                                                                                          $
    Total distributions
      declared to shareholders        $(0.08)            $(0.58)          $(0.27)          $(0.14)          --         $(0.40)
                                      ------             ------           ------           ------         ------       ------
Net asset value - end of period       $14.97             $17.12           $21.00           $21.31         $20.11       $16.44
                                      ======             ======           ======           ======         ======       ======
Total return                          (12.16)%++         (15.95)%          (0.15)%           6.69%         22.32%       29.78%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            0.87%+             0.90%            0.87%            0.88%          0.95%        1.00%
  Net investment income                 0.54%+             0.54%            0.58%            0.56%          0.73%        0.93%
Portfolio turnover                        29%                84%              71%              72%            57%          42%
Net assets at end of period
  (000 Omitted)                     $445,118           $502,723         $492,481         $390,762       $244,310      $58,045

  (S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income           --                 --               --               --           $ 0.14       $ 0.13
        Ratios (to average net assets):
          Expenses##                    --                 --               --               --             0.88%        1.10%
          Net investment income         --                 --               --               --             0.80%        0.82%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                  YEAR ENDED                PERIOD ENDED
                                                     JUNE 30, 2002                DECEMBER 31,                DECEMBER 31,
                                                       (UNAUDITED)                        2001                       2000*
--------------------------------------------------------------------------------------------------------------------------
                                              SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 17.07                     $ 20.97                     $ 20.90
                                                           -------                     -------                     -------
Income from investment operations# -
  Net investment income                                    $  0.03                     $  0.05                     $  0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (2.11)                      (3.37)                       0.02
                                                           -------                     -------                     -------
    Total from investment operations                       $ (2.08)                    $ (3.32)                    $  0.07
                                                           -------                     -------                     -------
Less distributions declared to shareholders -
  From net investment income                               $ (0.07)                    $ (0.09)                    $  --
  From net realized gain on investments and foreign
    currency transactions                                     --                       $ (0.35)                       --
  In excess of net realized gain on investments and
    foreign currency transactions                             --                         (0.14)                       --
                                                           -------                     -------                     -------
    Total distributions declared to shareholders           $ (0.07)                    $ (0.58)                    $  --
                                                           -------                     -------                     -------
Net asset value - end of period                            $ 14.92                     $ 17.07                     $ 20.97
                                                           =======                     =======                     =======
Total return                                                (12.27)%++                  (16.10)%                     (0.62)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.10%+                      1.10%                       1.10%+
  Net investment income                                       0.33%+                      0.30%                       0.36%+
Portfolio turnover                                              29%                         84%                         71%
Net assets at end of period (000 Omitted)                  $55,041                     $44,096                      $8,808

 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Investors Trust Series (the series), formerly known as MFS Growth with Income Series, is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 109 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $4,771,131. These loans were collateralized by cash of $4,965,831 which was invested in the following short-term obligations:

                                                       SHARES             VALUE
-------------------------------------------------------------------------------

Navigator Securities Lending Prime Portfolio        4,965,831        $4,965,831
                                                                     ----------

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, capital losses.

The tax character of distributions declared for the periods ended December 31, 2001 and December 31, 2000 was as follows:

                                        DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions decared from:
    Ordinary income                           $ 3,360,262          $1,847,164
    Long-term capital gain                     11,907,467           3,354,074
                                              -----------          ----------
Total distributions paid                      $15,267,729          $5,201,238
                                              ===========          ==========

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income      $2,682,446
                Capital loss carryforward          62,883,433
                Unrealized loss                    (3,165,736)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $62,883,433 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration in December 31, 2009, ($62,883,433).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series.

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $179,248,438 and $148,887,608, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $545,426,857
                                                                  ------------
Gross unrealized depreciation                                     $(68,346,855)
Gross unrealized appreciation                                       21,371,971
                                                                  ------------
    Net unrealized depreciation                                   $(46,974,884)
                                                                  ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                      ------------------------------       ------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              2,788,492       $46,199,568        9,463,136       $173,031,751
Shares issued to shareholders in
  reinvestment of distributions            153,635         2,453,561          787,485         14,804,721
Shares reacquired                       (2,570,406)      (42,017,187)      (4,339,529)       (76,948,155)
                                        ----------      ------------       ----------       ------------
    Net increase                           371,721      $  6,635,942        5,911,092       $110,888,317
                                        ==========      ============       ==========       ============

Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                   ---------------------------------   ----------------------------------
                                            SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              1,390,300       $22,935,418        2,483,925       $ 44,189,173
Shares issued to shareholders in
  reinvestment of distributions             14,377           229,032           24,667            463,001
Shares reacquired                         (299,359)       (4,863,586)        (345,260)        (6,003,540)
                                        ----------      ------------       ----------       ------------
    Net increase                         1,105,318     $  18,300,864        2,163,332       $ 38,648,634
                                        ==========      ============       ==========       ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $3,181. The series had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VGI-3 8/02 204M